Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SolarWinds, Inc. for the quarterly period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Kevin B. Thompson, as Principal Executive Officer of SolarWinds, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SolarWinds, Inc.

Date: July 30, 2010	By:	/s/ Kevin B. Thompson
Kevin B. Thompson
President and Chief Executive Officer
(Principal Executive Officer)

In connection with the Quarterly Report on Form 10-Q of SolarWinds, Inc. for the quarterly period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Michael J. Berry, as Principal Financial Officer of SolarWinds, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SolarWinds, Inc.

Date: July 30, 2010	By:	/s/ Michael J. Berry
Michael J. Berry
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)